api technologies corp.

NATIONAL HYBRID
57363
USA
MADE IN U.S.A.

Lender Presentation Lender Presentation May 12, 2011 Exhibit 99.1

Disclaimer Statement
Disclaimer Statement
API Technologies Corp. (“API Technologies” or the “Company”) makes no express or implied representation or warranty as to the accuracy or completeness of the information contained in this presentation or in any additional evaluation materials, whether written or oral, made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom. In furnishing this presentation, the Company makes no obligation to provide the recipient with access to any additional evaluation materials or to update the information contained herein. This presentation shall neither be deemed an indication of the state of affairs of the Company nor constitute an indication that there has been no change in the business affairs of the Company since the date hereof or since the dates as of which information is given in this presentation.
This presentation is proprietary and confidential and may not be reproduced or distributed to others at any time without API
Technologies’ prior written consent.
This presentation may include certain forward looking statements and projections. Any such statements and projections reflect various estimates and assumptions concerning anticipated results. No representations or warranties are made by the Company or any of its affiliates or representatives as to the accuracy of any such statements or projections. Whether or not any such forward looking statements or projections are in fact achieved will depend upon future events, many of which are not within the Company’s control.
Accordingly, actual results may vary from the projected results and such variations may be material. Some of the factors that could affect projected results are included in the Company’s filings with the Securities and Exchange Commission. Any statements contained herein describing documents and agreements are summaries only and are qualified in their entirety by reference to such documents and agreements.
In addition, this presentation sets forth certain pro forma financial information. This pro forma financial information gives effect to the
Company’s acquisition of Spectrum Control, Inc. (“Spectrum Control”) as well as certain other recently completed acquisitions, including the acquisition of SenDEC Corporation  (“SenDEC”). Such pro forma financial information is based on certain assumptions and adjustments and does not purport to present API Technologies’ actual results of operations or financial condition had the transactions reflected in such pro forma financial information occurred at the beginning of the relevant period, in the case of income statement information, or at the end of such period, in the case of balance sheet information, nor is it necessarily indicative of the results of operations that may be achieved in the future. In addition, the assumptions underlying certain pro forma financial information reflect projected cost savings. API Technologies’ ability to achieve these cost savings will depend upon the Company’s success in implementing cost reduction plans and in integrating Spectrum Control into its business. API Technologies cannot make any assurances that these cost savings will be realized within the time frames expected or at all, and the Company may incur unexpected costs in integrating Spectrum Control that offset these expected cost savings.

Agenda
Agenda
Morgan Stanley
Transaction Overview
Vintage Capital Management
Brian Kahn, Managing Partner
Executive Summary
API Technologies
Bel Lazar, President & COO
Company Overview
API Technologies
Bel Lazar, President & COO
Key Investor Highlights
Spectrum Control
Jack Freeman, CFO
Financial Overview
Morgan Stanley
Syndication Summary
Public-Side Q&A

NATIONAL HYBRID
NHI-15LV625ETPBGA
57363
USA
MADE IN U.S.A.

api technologies corp.

Transaction Overview Transaction Overview

Transaction Overview
Transaction Overview
On March 28, 2011, API Technologies entered into a definitive agreement to acquire
Spectrum Control for a total enterprise value of approximately $270MM
(1)
– $20.00 per share in cash
– 9.0x LTM EBITDA acquisition multiple
(1)(2)
The acquisition of Spectrum Control will add a wide range of RF / microwave systems and solutions products to API Technologies’ portfolio, increasing its SAM
(3)
and customer mind
share
The acquisition will be financed with a $200MM first lien term loan and $103MM in equity from a recently completed private placement with 3
rd
party investors
– 3.4x pro forma leverage including identified cost reductions
(4)
– 45% pro forma Debt / Cap
The transaction is expected to close at the end of May 2011
(1) Excludes fees and expenses
(2) Based on LTM Adjusted EBITDA of $30.0MM as of February 28, 2011
(3) Serviceable Addressable Market
(4) Based on LTM Pro Forma Adjusted EBITDA of $59.8MM as of February 28, 2011 including $7.9MM of identified cost reductions

Transaction Details
Transaction Details
Sources & Uses (as of February 28, 2011)
Sources
$MM
Uses $MM
Cash Flow Revolver of $20MM –
Cash Acquisition of Spectrum Control
270.3
Term Loan B
200.0 Refinance Spectrum Control Debt
3.4
Cash Equity from 3 Party Investors
102.6 Refinance API Technologies Debt
9.8
Cash from Spectrum Control
3.7 Fees and Expenses (including OID)
14.7
Cost of Achieving Synergies (1)
2.9
Cash to Balance Sheet
5.2
Total 306.3 Total 306.3
(1) Change of control payments to officers and executives aswell as severance payments to employees
(2) Based on LTM Pro Forma Adjusted EBITDA of $59.8MM as of February 28, 2011 including $7.9MM of identified cost reductions
Pro Forma Capital Structure (as of February 28, 2011)
$MM 02/28/11 Adjustments PF 02/28/11
Cash and Cash Equivalents 13.2 5.2 18.4
Cash Flow Revolver of $20MM – – –
Term Loan B – 200.0 200.0
Existing API Technologies Debt 11.5 (9.8) 1.7
Total Debt 11.5 201.7
Net Debt / (Cash) (1.7) 183.3
Equity 151.9 91.6 243.5
Total Capitalization 163.4 445.2
Debt / Capitalization 45.3%
Pro Forma Coverage Ratios
(2)
Total Debt / EBITDA 3.4x
EBITDA / Interest Expense 5.2x
rd

NATIONAL HYBRID
NHI-15LV625ETPBGA
57363
USA
MADE IN U.S.A.

api
technologies corp.

Executive Summary Executive Summary

API Technologies Overview
API Technologies Overview
API Technologies designs, develops and
manufactures systems, subsystems, modules, and
secure communications for technically demanding
defense, aerospace, and commercial applications in
the U.S. and internationally
Long-standing strong relationships with all major U.S.
defense suppliers, starting at the design-in phase and
continuing throughout the product life cycle
LTM
(1)
Pro Forma Revenue of $206MM
LTM
(1)
Pro Forma Adjusted EBITDA of $22MM
– EBITDA margin of 10.7%
6 design and 4 manufacturing facilities in the U.S.,
Canada and the U.K.
672 employees
Headquartered in Orlando, FL
45% owned by Vintage Capital Management
(1) LTM period ending February 28, 2011
(2) Electronics Manufacturing Services
LTM
(1)
End Market Mix
11%
82%
Defense
Industrial
Commercial /
Consumer
4%
LTM
(1)
Product Mix
15%
10%
75%
EMS
(2)
Systems &
Subsystems
Solutions
Secure Communications
Aerospace
3%

Spectrum Control Overview
Spectrum Control Overview
16%
17%
5%
60%
Defense
Medical /
Industrial
Communications
Commercial
Aircraft
Consumer 2%
13%
7%
80%
RF &
Microwave
Sensors
Power Systems Management
(1) LTM period ending February 28, 2011
LTM
(1)
End Market Mix
LTM
(1)
Product Mix
Leader in the design and development of custom
electronics solutions for the defense, aerospace,
communications, industrial, and medical industries
worldwide
One of the widest ranges of RF / microwave solutions
and product offerings worldwide, combined with an
emerging portfolio of complementary products such as
sensors, measurement and power systems
management products
LTM
(1)
Revenue of $167MM
LTM
(1)
Adjusted EBITDA of $30MM
– EBITDA margin of 17.9%
14 manufacturing sites in the U.S., China, and Mexico
and 12 R&D centers in the U.S.
1,678 employees
Headquartered in Fairview, PA

A Powerful Strategic Combination
A Powerful Strategic Combination
Transforms API Technologies from an EMS
(1)
oriented supplier to a proprietary and
differentiated product and solutions focused
company
Adds $2Bn RF / microwave SAM
(2)
and creates a
scalable defense electronics platform
Broadens product offering and provides access
to new growth platforms and programs
– Deepens value proposition and increases
customer mind share with top tier defense
companies
Provides for the realization of significant cost
savings and cross-selling opportunities
Improves stability and operating margins
44%
14%
42%
LTM
(3)
End Market Mix
LTM
(3)
Product Mix
LTM
(3)
Pro Forma Revenue and
Adjusted EBITDA of $373MM and
$60MM, respectively (16.0% margin)
(4)
EMS
(1)
RF / Microwave /
Sensors / Power
Systems Management
Systems & Subsystems
Solutions
14%
9%
71%
Commercial /
Consumer 3%
Defense
Medical /
Industrial
Communications
Aerospace 4%
(1) Electronics Manufacturing Services
(2) Serviceable Addressable Market
(3) LTM period ending February 28, 2011
(4) Including $7.9MM of identified cost reductions

Investor Highlights Summary
Investor Highlights Summary
Niche, Market Leading
Positions
Experienced Management
Team
Diverse, Blue-Chip
Customer Base
Attractive End Markets
Significant Cost Reductions /
Synergies
Compelling Financial
Profile
Long-standing, deep relationships with a broad group of leading defense and commercial companies
Over 1,500 customers with exposure to multiple end markets
Diverse and attractive mix of over 350 programs / projects
Digitization of the battlefield drives favorable long-term outlook for defense electronics manufacturers
Attractive positions on growth defense platforms – e.g., C4ISR, Electronic Warfare, IPMEIR, Missile
Defense, RADAR and UAVs
Niche, high margin opportunities in the medical, industrial, commercial and consumer industries
~$8MM in identified cost reductions through public company and corporate cost takeouts and low risk consolidations
Substantial cross-selling opportunities with increased customer mind share
Vertical integration provides capability to function as self-sufficient supply chain
Highly flexible, low cost production base
Strong cash flow profile driven by capex requirements below 2% of sales
Average industry experience / tenure of 25 years
Extensive experience in the successful integration of businesses worldwide
VCM is an operations focused owner with a history of success integrating and streamlining assets
Sole / long-term design-in or primary source positions (89% of LTM (1) sales)
One of the largest selections of RF / microwave filters for high reliability applications
High degree of technical proficiency and well proven design systems
(1) LTM period ending February 28, 2011

NATIONAL HYBRID
NHI-15LV625ETPBGA
57363
USA
MADE IN U.S.A.

api
technologies corp.

Company Overview Company Overview

SPECTRUM CONTROL INC.
SenDEC CORPORATION
api technologies corp.

api technologies corp.

Corporate History
Corporate History
Over 40 years of operating history
Organic growth supplemented with ~1 bolt-on acquisition per year
Focused on growing product content and moving up the defense electronics supply chain in order to generate higher margins
Formation
1968 1998
Potter
Production
.
1999
AMP Signal
Conditioning
Products
1972
1999 2002 2003 2004 2006 2007 2009 2010 2011
2004
Salisbury
Engineering
(February)
REMEC
Components
(October)
2007
EMF
Systems
2009
Micro
Networks
2010
DRS Signal Solutions
(June)
Sage Laboratories
(June)
Summit Instruments
(October)
2005
JDK Controls
(October)
Amplifonix
(February)
Formation Filtran TM Systems Keytronics Cryptek Islip
Transformer
Kuchera SenDEC
(January)
Formation
SatCon
Electronics
2008
NHI
2006
Advanced
Thermal
Products
2002
FSY
Microwave

Design and manufacture of
electronics and electro-
mechanical systems
Information assurance products
and services for defense and
commercial customers
API Technologies’ Diverse Product Offering
API Technologies’ Diverse Product Offering
(1) Electronics Manufacturing Services
(2) LTM period ending February 28, 2011
Secure Communications EMS
(1)
LTM
(2)
PF Revenue: $155MM
(75% of total)
LTM
(2)
PF Revenue: $20MM
(10% of total)
Custom and off-the-shelf
systems, hybrids, components
and services
Systems & Subsystems
Solutions
LTM
(2)
PF Revenue: $31MM
(15% of total)
Netgard™
Encryption Suite
Lightweight
Com Suite
ION™SA5600
Secure Appliance
TEMPEST VoIP
Phone
Raytheon Circuit
Board Re-Design
IFTE Shelter
Night Vision Test Set CRATE Adapter
NHi-1565
Dual Transceiver
API™ Tunable
Filter
API™
Hawk i™
Video Aiming Device
Custom Magnetics

API Technologies’ Key Capabilities and
Differentiators
API Technologies’ Key Capabilities and
Differentiators
High degree of technical proficiency which allows early engagement with customers on new products
– One in six employees is an engineer
– Winner of the 2011 Edison Award for Best New Product and multiple “Top Preferred Supplier” award winner
Products are typically designed in, which ties API Technologies to the customer and locks in future product sales
– >95% re-compete win rate; 50% win rate on new contract bids
Decades-long relationships with key defense contractors, including Boeing, General Dynamics,
Lockheed Martin, Northrop Grumman and Raytheon
Supplier of systems and subsystems for major defense programs, including most jamming and counter jamming programs, radar programs both transmit and receive functions, portable electronic shelter test equipment and most major missile programs. Also a supplier to some critical commercial applications, including custom security devices for a major financial institution
Highly flexible production facilities that can produce quick turnaround single product prototypes or readily scale for large volume, mil spec production runs

LOCKHEED MARTIN

BOEING

BAE SYSTEMS

Raytheon

NORTHROP GRUMMAN

Rockwell Collins

Government of Canada Gouvernement du Canada

SRC

HARRIS

SNC SIERRA NEVADA CORPORATION

HM Government

TELEPHONICS® A Griffon Company

api technologies corp.

API Technologies' Key Customer Relationships
API Technologies' Key Customer Relationships
Key Relationships
Top 10 Customers
Tenure
(Years)
Anaren Microwave 6
Boeing
> 20
Canadian Government > 20
Leading Financial Institution
2
MKS Instruments
12
Northrop Grumman
16
Raytheon > 20
Syracuse Research 7
Telephonics 6
U.S. Department of Defense >20
Strong, long-standing relationships
Develop products collaboratively with customers
Direct supplier to the U.S., U.K., and Canadian
governments, with several cleared facilities

API Technologies’ Manufacturing Footprint
API Technologies’ Manufacturing Footprint
(1) Approximately 20 miles from Windber facility
(2)  Electronics Manufacturing Services
Ronkonkoma, NY
Fairport, NY
Kanata, ON
Windber, PA
Sterling, VA
South Plainfield, NJ
Design & Manufacturing
Manufacturing
Design
Facility
Size
(Sq. Ft.) Key Products
Alum Bank, PA (1) 10,000 Subsystems & Systems,
Magnetics
Fairport, NY 80,000 EMS (2)
Kanata, Canada 30,000 Secure Communications,
Filters & Magnetics
Ronkonkoma, NY 4,100 Subsystems & Systems
South Plainfield, NJ 7,000 Secure Communications
Sterling, VA 17,000 Secure Communications
Waterwells, U.K. 23,000 Secure Communications
Windber, PA 107,000 Flagship Facility, EMS (2) ,
Subsystems & Systems,
Secure Communications
Waterwells, U.K.
Alum Bank, PA

Spectrum Control’s Highly Diverse Product
Offering
Spectrum Control’s Highly Diverse Product
Offering
Thin Film Hybrids
SAW Modules
Filters and Components
High Power Amplifiers
Data Acquisition (A/D-
D/A)
Integrated Assemblies
and Subsystems
Antennas
Specialty Connectors
Power Film Modules
Filtered Interconnect
Devices
EMI Filters, Components
and Modules
Advanced Ceramics and
Assemblies
Inertia Sensors
Inertial Measurement
Systems
Precision Position
Sensors
Temperature Sensing
Probes & Assemblies
AC Power Strips and
Solutions
AC & DC Sequenced
Power Distribution
AC & DC Power
Monitoring Solutions
Customized Solutions for
Extreme Military
Applications
RF / Microwave
LTM
(1)
Revenue: $82MM
(49% of total)
Advanced Specialty
Products
Sensors
Power Systems
Management
(1) LTM period ending February 28, 2011
LTM
(1)
Revenue: $51MM
(31% of total)
LTM
(1)
Revenue: $23MM
(14% of total)
LTM
(1)
Revenue: $11MM
(7% of total)
RF / Microwave
Non – RF / Microwave

RF / Microwave

Non – RF / Microwave

api technologies corp.

15%
14%
35%
14%
22%
11%
10%
13%
16%
24%
12%
14%
17%
8%
54%
11%
10%
10%
90%
Spectrum Control’s Highly Diverse End Markets
Spectrum Control’s Highly Diverse End Markets
Based on LTM
(1)
Revenue
RF / Microwave
Military Comm.
Commercial
Military
Radar
Military
Force Protection
Other
Military
Advanced Specialty Products
Military Aircraft
Military
Comm.
Comm.
Equipment
Aircraft
Comm.
Other Military
Industrial
Comm.
Other Comm.
Sensors
Military Defense
Other Commercial
Other
Military
Med Comm.
Industrial /
Control Comm.
Power Systems Management
Military
Commercial
(1) LTM period ending February 28, 2011

Sole / long-term design-in or primary source positions
One of the largest selections of RF / microwave filters for high reliability applications worldwide and a broad selection of custom integrated microwave assemblies
Extensive vertical integration, including self-sourcing of raw material and packages, which drives market-leading turnaround times
Highly effective and well proven design systems
– Team of over 165 creative innovators
– Large percentage of proprietary processes and technologies
Highly flexible, low-cost facilities
– Low cost manufacturing facilities in Wesson, MS, Mexico and China
– All processes, documentation and equipment are standard throughout operations
Deep customer relationships driven by total involvement early in product design cycles and a dedicated focus on customer service
Spectrum Control’s Key Capabilities and
Differentiators
Spectrum Control’s Key Capabilities and
Differentiators

LOCKHEED MARTIN

GENERAL DYNAMICS

HARRIS

Raytheon

NORTHROP GRUMMAN

Rockwell Collins

THALES

SRC

Carrier
A United Technologies Company

CISCO

MOTOROLA

Honeywell

ciena

GE

NetApp

Alcatel·Lucent

api technologies corp.

Spectrum Control’s Highly Diverse Customer
Base
Spectrum Control’s Highly Diverse Customer
Base
Key Defense Relationships
Key Commercial Relationships
Top 10 Customers
Tenure
(Years)
Alcatel / Lucent 15
Ciena 10
General Dynamics > 20
Goodrich > 20
Harris 7
Lockheed Martin > 20
Northrop Grumman > 20
Raytheon > 20
Rockwell Collins > 20
Syracuse Research 7
Strong, long-standing relationships
No customer represents more than 10% of sales
Top 10 customers represent less than 40% of sales
Has several DoD-cleared facilities

Spectrum Control’s Highly Diverse Program
Exposure
Spectrum Control’s Highly Diverse Program
Exposure
Defense
Commercial
Communications Equipment (BGAN, CATV, Data Storage, DISA/GOVT
Comm., LNB Converters, Optical Networking, VOIP, Wireless Systems)
Aircraft (A350, A380, B737, B787, VLS)
Medical (Heart Pump, Robotic Surgery, Vascular Injection Systems)
Industrial/Control (Alternative Energy, Cattle Tracking, HVAC, Industrial
Measuring, Mercury I/II Encoder, Refrigeration)
Radar (Airport, Weather)
Missile Defense (Hell Fire, HTS, Hydra, Missile Separation Testing,
Patriot, THAAD)
Communications (AEHF, FAB-T, Falcon, JTRS, Liberty, NMT, WIN-T)
Aircraft (Eurofighter Radar, F16, F18, JSF, UAV’s)
Radar (AEGIS, ARPDD, LAMPS, MMRS, SARS)
Electronic Warfare (AIDEWS, ASPIS, ELINT, Global Hawk, IFM, Peace
Pioneer, Surveillance Receiver)
Force Protection (G/Ator, LCMR, Symphony)
Land Vehicles (DCSS Gen II)

2002 – 2010 CAGR: 14.1%

2002 – 2010 CAGR: 36.5%

api technologies corp.

Spectrum Control’s Long History of Revenue
Growth, Profitability and Free Cash Flow Generation
Spectrum Control’s Long History of Revenue
Growth, Profitability and Free Cash Flow Generation
57.2
63.0
80.5
98.4
125.7
136.5
130.7
132.3
163.9
167.3
0
20
40
60
80
100
120
140
160
180
2002 2003 2004 2005 2006 2007 2008 2009 2010 LTM
0
2
4
6
8
10
12
14
16
18
Revenue and Adjusted EBITDA Margin Free Cash Flow
(1)
1.8
4.2
8.1
7.6
5.1
16.9
14.3
15.3
21.9
23.9
0
5
10
15
20
25
2002 2003 2004 2005 2006 2007 2008 2009 2010 LTM
(1) Free Cash Flow = Adjusted EBITDA – Capital Expenditures
(2) LTM period ending February 28, 2011
(3) Spectrum Control no longer has a presence in New Orleans
(2)
(2)
$MM; FY 11/30
$MM; FY 11/30
% Margin
Hurricane Katrina (3)

Spectrum Control’s Manufacturing Footprint
Spectrum Control’s Manufacturing Footprint
Manufacturing Footprint
Key
RF/Microwave
Sensors
Advanced Specialty Products
Low Cost Manufacturing Centers Power Systems Management Corporate
State College, PA
State College, PA
Corporate Office
Fairview, PA
RF/Microwave
Key Products
22,000
Size (Ft²)
Auburn, NY Facility
Short Metal Fabrication, Film
Capacitor Winding, CNC Multi-
Aris Connector Machining
Key Products
55,000
Size (Ft²)
Wesson, MS Facility
Commercial Product
Manufacturing – All Businesses.
Able to produce defense products
under MLA’s
Key Products
50,000
Size (Ft²)
Juarez, Mexico Facility
Sensors
Key Products
16,000
Size (Ft²)
Grass Valley, CA Facility
Sensors Key Products
22,000
Size (Ft²)
Saint Mary’s, PA
Facility
Facility
Key Products Sensors
12,000
Size (Ft²)
Akron, OH
Fairview, PA Facility
Advanced Specialty Products Key Products
43,000
Size (Ft²)
Corporate Offices, Centralized
Services
Key Products
10,000
Size (Ft²)
Fairview, PA Facility
RF/Microwave, Advanced
Specialty Products, Power
Systems Management
Key Products
250,000
Size (Ft²)
State College, PA Facility
RF/Microwave Key Products
15,000
Size (Ft²)
Delmar, DE Facility
RF/Microwave Key Products
20,000
Size (Ft²)
Philadelphia, PA Facility
RF/Microwave Key Products
43,000
Size (Ft²)
Marlborough, MA Facility
Key Products RF/Microwave
39,000
Size (Ft²)
Nashua, NH Facility
RF/Microwave Key Products
7,000
Size (Ft²)
Columbia, MD
Facility
Commercial Product
Manufacturing – All Businesses.
Material Procurement Center for
all businesses
Key Products
70,000
Size (Ft²)
Dongguan, China Facility
RF/Microwave Key Products
51,000
Size (Ft²)
Palm Bay, FL Facility
Owned Facility
*
*
*
* * *
*
*
*
*

Key Investor Highlights Key Investor Highlights

Investor Highlights Summary
Investor Highlights Summary
Niche, Market Leading
Positions
Experienced Management
Team
Diverse, Blue-Chip
Customer Base
Attractive End Markets
Significant Cost Reductions /
Synergies
Compelling Financial
Profile
Long-standing, deep relationships with a broad group of leading defense and commercial companies
Over 1,500 customers with exposure to multiple end markets
Diverse and attractive mix of over 350 programs / products
Digitization of the battlefield drives favorable long-term outlook for defense electronics manufacturers
Attractive positions on growth defense platforms – e.g., C4ISR, Electronic Warfare, IPMEIR, Missile Defense,
RADAR and UAVs
Niche, high margin opportunities in the medical, industrial, commercial and consumer industries
~$8MM in identified cost reductions through public company and corporate cost takeouts and low risk consolidations
Substantial cross-selling opportunities with increased customer mind share
Vertical integration provides capability to function as self-sufficient supply chain
Highly flexible, low cost production base
Strong cash flow profile driven by capex requirements below 2% of sales
Sole / long-term design-in or primary source positions (89% of LTM (1) sales)
One of the largest selections of RF / microwave filters for high reliability applications
High degree of technical proficiency and well proven design systems
(1) LTM period ending February 28, 2011
Average industry experience / tenure of 25 years
Extensive experience in the successful integration of businesses worldwide
VCM is an operations focused owner with a history of success integrating and streamlining assets

Secure Communications
45%
5%
50%
Other
Primary
Source
RF / Microwave Advanced Specialty Products
28%
17%
55%
60%
6%
34%
Sensors Power Systems Management
54%
46%
100%
Sole
Source
Primary
Source
Other
Sole
Source
Other
Primary
Source
Primary
Source
(1) Electronics Manufacturing Services
(2) LTM period ending February 28, 2011
One of the largest selections of high reliability RF / microwave systems and solutions offerings worldwide, with 7 filter platforms
~90% of EMS
(1)
business is “Copy Exact,” resulting in high customer switching costs
Differentiated products with a large percentage of sole source positions
Niche, Market Leading Positions
Niche, Market Leading Positions
Sole
Source
Sole
Source
EMS
60%
5%
35%
Other
Primary
Source
Sole
Source
Systems & Subsystems
Solutions
10%
10%
80%
Primary
Source
Other
Sole
Source
Sole
Source
API Technologies
(2)
Spectrum Control
(2)

BOEING

HARRIS

LOCKHEED MARTIN

mks

NORTHROP GRUMMAN

Raytheon

SRC

TELEPHONICS

api technologies corp.

Diverse, Blue-Chip Customer Base
Diverse, Blue-Chip Customer Base
Long-standing, deep relationships built on
customer collaboration
Over 1,500 customers
Serve all the key defense contractors and a
range of leading commercial companies
Direct supplier to the U.S., U.K and
Canadian governments
Exposed to multiple end markets
Top 10 Customers
Tenure # of Programs / Projects
> 20 6
> 20 6
7 29
Leading Financial
Institution
2 1
> 20 22
12 21
> 20 12
> 20 38
7 7
6 3

Pro Forma Program / Project Exposure
(1)
25.5%
1.6%
5.5%
5.5%
49.8%
Major Jamming and Anti-jamming Programs
Black Secure Communication Programs
Major U.S. DoD Air-to-Air Missile Programs
Major Financial Institution/Security Device
U.S. Government R&D Programs, 1.5%
Data Storage, 1.4%
Ship Turbine Generators Electronics, 1.3%
Major Helicopter and Fighter Jets Programs, 1.3%
Military Radios, 1.2%
Optical Network, 1.1%
Counter Mortar Radar, 1.0%
Portable Jamming Device, 0.9%
Wireless Data Storage, 0.8%
RF/SatCom Program, 0.8%
Other
HVAC, 0.8%
Diverse and Attractive Program / Project
Exposure
Diverse and Attractive Program / Project
Exposure
Over 350 programs / projects
Top 15 programs / projects represent only 50% of sales
(1) Based on pro forma revenues for the LTM period ending February 28, 2011

297
328
365
377
400
411
432
480
513
531
526
143
145 150 153
155
204
215
221
220
233
113
118
126
130
137
75
76
74
71
69
316
345
437
468
479
535
601
667 666
693
685
671
571
586
598
611
553
0
150
300
450
600
750
FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12E FY13E FY14E FY15E FY16E
Department of Defense Budget
Source: Department of Defense Comptroller
$Bn
Supplementals (“OCO”War Funding) Base Discretionary Budget Authority
Construction, Housing & Other
Military Personnel Procurement
Operation & Maintenance
RDT&E, Total Discretionary Base Budget
Attractive End Markets
Attractive End Markets
10.6
11.6
12.5
13.3
8.6
9.5
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
2010A 2011E 2012E 2013E 2014E 2015E
Cyber / Intel Funding Forecast
$Bn
Source: INPUT Research
Positioned to benefit from the continued digitization of the battlefield
– High content on future platforms
– Retrofitting and upgrade of existing equipment and technologies
Growing numbers of applications in secure data transmission and precision remote object guidance are driving increased demand for RF and microwave technologies
Next generation communications systems are driving a critical need for bandwidth across defense, aerospace and industrial end markets
Further diversified into growing, high margin opportunities within the medical, industrial, commercial and consumer industries

Public Company Costs
– Audit fees
– Director fees
– Financial public relations
– D&O insurance
Corporate Head Office Costs
– HQ operating expenses
– President & CEO
– CFO
Cost Reduction and Consolidation Activities
– Segment consolidations
– Facility consolidations
– Transfer of commercial product
platforms to China / Mexico
– Centralization of sales, marketing,
planning and purchasing
– Elimination of external machining
New Corporate Staff
– New President & COO
– New CFO
Significant Cost Reductions / Synergies
Significant Cost Reductions / Synergies
(1) LTM period ending February 28, 2011
Cost Reductions Summary
59.8
(1.1)
5.9
1.6
1.4
51.9
44
46
48
50
52
54
56
58
60
62
64
LTM
Adj. EBITDA
Public
Company Costs
Corporate Head
Office Costs
Cost
Reductions
& Consolidation
Activities
New
Corporate
Staff
LTM
Adj. EBITDA +
Synergies
Cost Reductions / Synergies = $7.9MM
$MM
(1)
(1)

Highly Flexible, Low Cost Production Base
Highly Flexible, Low Cost Production Base
Production Base
Differentiators Description
Vertical Integration
Self-sufficient and autonomous supply chain at Spectrum Control
Extremely quick new design turnarounds
Short product lead-times - less than 4 weeks
High Flexibility
Non-unionized work force with at will contracts
Majority of facilities operate single shifts
Low Cost
Facilities in Wesson, MS, Mexico and China
Mexico facility has certifications to produce cost-sensitive ITAR controlled products
Low Capital Requirements CapEx / Sales of ~1.5%

Experienced Management Team
Experienced Management Team
Jack Freeman, CFO of Spectrum Control
Appointed to the position of CFO of Spectrum Control in 1990
Previously was a Principal with the Certified Public Accounting firm of Root, Spitznas & Smiley, Inc.
Holds a B.A. in Accounting from Gannon University and CPA and CMA certifications
Ken Fiske, CEO, SenDEC
Founded SenDEC in 1972
Previously worked for Xerox Corporation as an engineer, technical specialist, and engineering manager
Completed advanced studies at both the University of Rochester and the Rochester Institute of Technology
Steve Pudles, CEO, API Defense USA
Joined API in 2008, bringing more than 25 years of electronics industry experience
Previously was President and CEO of Nu Visions Manufacturing and Executive Vice President of OnCore Manufacturing
Holds a M.S. and B.S. of Engineering from Stevens Institute of Technology
Bob McKenna, Senior Vice President, Spectrum Control
Joined Spectrum Control in 1991 and became SVP of New Business Development in 2001
Has progressed through positions in administration, operations (P/L) and global sales
Holds a B.S. Degree from Gannon University and graduate studies at St. Mary’s and Edinboro Universities
Bel Lazar, President & COO of API Technologies
Over 25 years of experience in the defense, semiconductor and technology sectors
Most recently served as the Senior Vice President of Operations at Microsemi Corporation
Previously spent over 22 years at International Rectifier in expanding leadership and general management roles, culminating as Vice President of the Company’s Aerospace & Defense business unit
Has completed over 25 consolidations within the Aerospace & Defense electronics sector
Holds a B.S. in Engineering from California State University, Northridge, a M.S. degree in Computer Engineering from the
University of Southern California, and a Juris Doctor degree from Southwestern University School of Law

Financial Overview Financial Overview

Presentation of Historical Financials
Presentation of Historical Financials
Historical results for 2010 and the LTM period ended February 28, 2011 are presented on a combined pro forma basis for API Technologies and Spectrum Control
– API Technologies’ results are pro forma for its acquisitions of SenDEC and the Kuchera Companies (“Kuchera”)
Historical results for 2007, 2008 and 2009 are presented on a combined basis for API Technologies,
SenDEC and Spectrum Control without adjusting for API Technologies’ acquisitions of Kuchera and
Cryptek
– For FYE 06/30/09, Kuchera Defense had revenues of $48MM and gross profit of $11MM
(1)
– For FYE 12/31/08, Kuchera Industries had revenues of $21MM and gross profit of $7MM
(1)
– For FYE 12/31/08, Cryptek had revenues of $34MM and gross profit of $10MM
(2)
Adjusted EBITDA is presented excluding:
– Stock based compensation
– One-time charges including restructuring charges and acquisition related expenses
– Discontinued operations
– Already completed cost take-outs and consolidations at API Technologies, the benefits of which are not fully reflected in its most recent reported financial results
– Identified cost savings associated with the acquisition of Spectrum Control
Historicals results are presented on a November 30 fiscal year basis:
– API Technologies results derived from filed May 30 year end 10-Ks and 10-Qs
– SenDEC results derived from monthly accounts
(3)
– Spectrum Control results derived from filed November 30 year end 10-Ks and 10-Qs
(1) See API Technologies’ 8-K filed on March 2, 2010
(2) See API Technologies’ 8-K filed on December 24, 2009
(3) SenDEC had a financial year end of July 31 prior to its acquisition by API Technologies

Historical Financials
Historical Financials
$MM; FYE 11/30
Not Pro Forma (1)
2007A 2008A 2009A 2010A PF LTM 2/28/11
API Technologies 27.2 29.9 32.8 110.0 101.1
SenDEC 47.5 32.6 47.4 107.5 104.8
Spectrum Control 136.5 130.7 132.3 163.9 167.3
Revenue $211.2 $193.2 $212.4 $381.4 $373.1
API Technologies 7.1 4.3 8.0 28.1 24.5
SenDEC 10.3 4.6 7.9 16.3 15.5
Spectrum Control 36.4 32.8 34.4 44.1 45.4
Synergies – – – – 2.1
Gross Profit $53.8 $41.7 $50.3 $88.5 $87.5
% Margin 25.5% 21.6% 23.7% 23.2% 23.5%
API Technologies 0.8 0.1 2.6 9.9 12.9
SenDEC 5.9 0.0 2.9 9.4 9.1
Spectrum Control 22.7 18.8 19.2 28.3 30.0
Synergies  – – – – 7.9
Pro Forma Adjusted EBITDA
(2)
$29.4 $19.0 $24.7 $47.6 $59.8
% Margin 13.9% 9.8% 11.6% 12.5% 16.0%
API Technologies 0.8 0.6 0.2 2.5 2.4
SenDEC 0.5 0.9 0.6 2.0 3.6
Spectrum Control 5.8 4.4 4.0 6.4 6.1
Capex $7.1 $5.9 $4.7 $10.9 $12.1
% Revenues 3.4% 3.0% 2.2% 2.9% 3.2%
(1) 2007 – 2009 are not pro forma for API Technologies’ acquisitions of Cryptek and Kuchera
(2) See EBITDA reconciliation on page 38
Note: Information for SenDEC reflects only that portion of SenDEC’s business acquired by API Technologies

(1) Source: API Technologies' 10-Q filed April 14, 2011
(2) Source: Spectrum Control's 10-Q filed March 30, 2011
(3) Equal to $302.6MM of total financing less $270.3MM equity purchase price, $3.4MM to refinance Spectrum Control's existing debt, $9.8MM to refinance existing API Technologies debt, $14.7MM in fees, expenses and OID, and $2.9MM in change of control and severance payments
(4) 75% of excess purchase price allocated to goodwill, 25% to intangibles. Excess purchase price equals $270.3MM equity purchase price less $133.5MM of Spectrum Control book equity plus $45.9MM of Spectrum Control goodwill plus $18.6MM of deferred tax liability
(5) Created deferred tax liability equal to $50.3MM of new intangibles times API Technologies' estimated tax rate of 37%
(6) Equal to elimination of $133.5MM of existing Spectrum Control shareholders' equity plus $102.6MM in 3rd party equity financing less $8MM in non-capitalized fees & expenses less $2.9MM in change of control and severance payments
(7) Liquid assets ($112.3MM) = $18.4MM of cash plus $49.7MM of accounts receivable plus $75.2MM of inventory less $31.0MM of accounts payable
(8) Hard assets ($157.8MM) = liquid assets of $112.3MM plus $45.5MM of property, plant and equipment, net. Note that Spectrum Control owns 8 of its 14 facilities api technologies corp.

Pro Forma Balance Sheet
Pro Forma Balance Sheet
$MM; as of 2/28/11
API Technologies
(1)
Spectrum Control
(2)
Adjustments Pro Forma
Assets
Current Assets
Cash 13.2 3.7 1.5 18.4
Marketable Securities 0.3 – – 0.3
Accounts Receivable 21.1 28.6 – 49.7
Inventory 36.0 39.3 – 75.2
Prepaid Expenses and Others 1.6 4.4 – 6.0
Total Current Assets $72.2 $76.0 $1.5 $149.6
Property and Equipment, Net 16.9 28.6 – 45.5
Other Assets
New Goodwill – – 150.9 150.9
Existing Goodwill 87.0 45.9 (45.9) 87.0
Intangibles 8.6 9.3 50.3 68.2
Other Assets – 1.7 – 1.7
Transaction Costs / Financing Fees – – 6.7 6.7
Total Other Assets $95.7 $56.9 $162.0 $314.6
Total Assets $184.7 $161.5 $163.5 $509.7
Liabilities and Shareholders’ Equity
Current Liabilities
Accounts Payable 19.7 11.3 – 31.0
Accrued Expenses and Other 1.3 1.5 – 2.8
Total Current Liabilities $21.0 $12.9 – $33.9
Deferred Taxes 0.3 11.3 18.6 30.2
Other Noncurrent Liabilities – 0.4 – 0.4
Total Debt
Existing Bank Debt 0.7 3.4 (4.1) –
Existing Seller Note Payable 9.1 – (9.1) –
Mortgage Loan & Capital Lease Payable 1.7 – – 1.7
New Senior Secured Term Loan B – – 200.0 200.0
Total Debt $11.5 $3.4 $186.8 $201.7
Shareholders’ Equity
Common Stock 151.9 133.5 (41.9) 243.5
Total Shareholders’ Equity $151.9 $133.5 ($41.9) $243.5
Total Liabilities & Shareholder’s Equity $184.7 $161.5 $163.5 $509.7
(3)
(3)
(3)
(4)
(5)
(4)
(6)
Memo: Liquid assets
(7)
cover 56% of total debt; Hard assets
(8)
cover 78% of total debt

EBITDA Reconciliation
EBITDA Reconciliation
$MM; FY 11/30
Not Pro forma
(1)
2007A 2008A 2009A 2010A LTM 2/28/11
API Technologies (Stand Alone)
EBITDA (Unadjusted) (1.1) (7.4) (0.9) 3.5 (3.8)
+ Stock Based Compensation 1.0 0.9 1.1 1.4 0.8
+ Restructuring Charges
(2)
– 0.7 0.4 3.5 3.3
+ Acquisitions Related Charges
(3)
– – 1.1 1.4 6.6
+ Provision for Inventory Writedown
(4)
– 2.8 – – –
+ Costs from NanoOpto (Discontinued Operations)
(5)
0.9 3.1 0.9 – –
Adjusted API Technologies EBITDA 0.8 0.1 2.6 9.9 7.0
+ Corporate Office Cost Reductions (Toronto)
(6)
– – – – 1.3
+ Existing Consolidations Still to be Realized
(7)
– – – – 2.1
+ New API Cost Reduction Plan
(8)
– – – – 2.5
= Pro Forma Adjusted API Technologies EBITDA $0.8 $0.1 $2.6 $9.9 $12.9
SenDEC (Stand Alone)
EBITDA (Unadjusted) 2.5 (0.1) 2.9 7.9 0.4
+ Stock Based Compensation 2.1 – – 0.1 0.1
+ Extraordinary Bonus
(9)
1.2 0.1 – 1.3 1.3
+ Acquisition Related Charges
(3)
– – – – 7.3
= Adjusted SenDEC EBITDA $5.9 $0.0 $2.9 $9.4 $9.1
Spectrum Control
EBITDA (Unadjusted) 22.7 18.5 19.3 27.3 28.9
+ Stock Based Compensation 0.0 0.3 0.4 0.6 0.7
+ Acquisition Related Charges
(10)
– – – 0.4 0.4
- Gain on Insurance Recovery
(11)
– – (0.5) – –
= Adjusted Spectrum Control EBITDA $22.7 $18.8 $19.2 $28.3 $30.0
= Pro Forma Adjusted EBITDA (without synergies) $29.4 $19.0 $24.7 $47.6 $51.9
+ Spectrum Synergies (Run-Rate)
(12)
– – – – 7.9
= Pro Forma Adjusted EBITDA (with synergies) $29.4 $19.0 $24.7 $47.6 $59.8
38
(1) 2007 – 2009 are not pro forma for acquisitions, of Cryptek and Kuchera
(2) Related to cost cutting initiatives to rationalize the number of API Technologies’ facilities from 8 to 3 following the acquisitions of Cryptek and Kuchera
(3) Fees and expenses related to the acquisitions of Cryptek, Kuchera and SenDEC
(4) Accounting charge versus prior period regarding treatment of slow moving inventory
(5) API Technologies sold the assets of NanoOpto on June 15, 2010
(6) Elimination of legacy SenDEC corporate office costs post the acquisition
(7) Run rate cost savings from completed consolidation of Long Island facility to Windber, PA
(8) Identified headcount reductions to be completed by May 31, 2011
(9) Distributions to former equity owners of SenDEC
(10) Fees and expenses related to the acquisitions of Summit Instruments, Sage Laboratories and DRS – Signal Solutions
(11) Excess of insurance recoveries over the carrying value of certain assets destroyed in two separate involuntary conversions
(12) See page 31 for details

Syndication Summary Syndication Summary

Targeted Transaction Timetable
Targeted Transaction Timetable
April
Sun Mon Tue Wed Thu Fri Sat
1 2
3 4 5 6 7 8 9
10 11 12 13 14 15 16
17 18 19 20 21 22 23
24 25 26 27 28 29 30
May
Sun Mon Tue Wed Thu Fri Sat
1 2 3 4 5 6 7
8 9 10 11 12 13 14
15 16 17 18 19 20 21
22 23 24 25 26 27 28
29 30 31
March 28, 2011 API Technologies entered into a definitive agreement to acquire
Spectrum Control
May 4, 2011 Spectrum Control proxy filed with the SEC
May 7, 2011 End of Spectrum Control Go-Shop Period
May 12, 2011 Bank Meeting
May 26, 2011 Lender Commitments Due
May 27, 2011 Spectrum Control Shareholders’ Meeting
Week of May 30, 2011 Closing of Acquisition and Credit Facilities
Bank Holiday End of Go-Shop Period Key Dates

Preliminary Summary of Terms
Preliminary Summary of Terms
Summary of Indicative Terms
Borrower: API Technologies Corp.
Facilities: Tranche Amount Maturity Pricing Unused Fee
Revolver $20 million 3 Years TBD 50 bps
Term Loan B $200 million 7 Years TBD N/A
Lead Arranger: Morgan Stanley
Admin Agent: Morgan Stanley
Guarantors: All existing and future wholly-owned direct and indirect material U.S. and Canadian subsidiaries
Security: First priority lien on substantially all assets of the Borrower and the Guarantors
Term Loan Amortization: 1% per annum with balance due at maturity
Optional Prepayments:
101% soft-call for Year 1; pre-payable at par thereafter
Mandatory Prepayments:
• To include 100% of debt issuances, 100% of asset sales and 50% of excess cash flow with step-
downs to 25% and 0% based on leverage
Financial Covenants:
• Usual and customary for transactions of this type, including the following:
(i) Maximum Total Leverage
(ii) Minimum Interest Coverage
Negative Covenants:
Usual and customary for transactions of this type, including limitations on indebtedness, liens, asset sales, mergers and consolidation, restricted payments, capital expenditures, sale leasebacks, investments and acquisitions

Public-Side Questions & Answers Public-Side Questions & Answers

Appendix Appendix

Net Income to EBITDA Reconciliation
Net Income to EBITDA Reconciliation
(1) Not pro forma for API Technologies’ acquisitions of Cryptek and Kuchera
$MM; FY 11/30
Not Pro Forma (1)
2007A 2008A 2009A 2010A LTM 2/28/11
API Technologies (Stand Alone)
Net Income: (Unadjusted) (2.2) (7.4) (6.4) (6.1) (11.8)
+ Income Taxes 0.1 (0.5) 0.1 0.0 0.2
+ Interest Expense 0.1 0.2 0.2 4.4 7.2
+ Depreciation & Amortization 0.9 1.2 0.9 1.6 1.6
+/- Discontinued Operations - - 6.1 3.8 (0.2)
+/- Other Expense (Income), Net 0.0 (0.8) (1.7) (0.2) (0.9)
API Technologies Unadjusted EBITDA $(1.1) $(7.4) $(0.9) $3.5 $(3.8)
SenDEC (Stand Alone)
Net Income: (Unadjusted) 0.9 (0.9) 1.0 4.0 (1.4)
+ Income Taxes 0.4 (0.4) 0.6 2.5 0.2
+ Interest Expense 0.3 0.2 0.1 0.3 0.3
+ Depreciation & Amortization 0.9 1.1 1.2 1.2 1.3
+/- Other Expense (Income), Net (0.0) (0.0) (0.1) 0.0 0.0
SenDEC Unadjusted EBITDA $2.5 $(0.1) $2.9 $7.9 $0.4
Spectrum Control
Net Income: (Unadjusted) 11.1 8.9 8.6 12.8 13.7
+ Income Taxes 6.4 4.6 4.8 7.5 7.7
+ Interest Expense 0.6 0.4 0.2 0.1 0.1
+ Depreciation & Amortization 4.8 5.2 5.7 6.9 7.3
+/- Other Expense (Income), Net (0.3) (0.5) 0.0 0.0 0.1
Spectrum Control Unadjusted EBITDA $22.7 $18.5 $19.3 $27.3 $28.9
= Pro Forma Unadjusted EBITDA $24.1 $11.1 $21.4 $38.8 $25.4